UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

SmartStop Self Storage REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42584	46-1722812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road
Ladera Ranch, California		92694
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 418-5144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 24, 2025, SmartStop Self Storage REIT, Inc. (the “Company”) announced the signing of a contribution agreement (the “Contribution Agreement”) to acquire Argus Professional Storage Management (“Argus”). After the combination with Argus, the Company will own or manage over 460 self-storage properties in North America. Under the terms of the Contribution Agreement, total upfront consideration payable by the Company in the transaction is $21 million, comprised of $8.5 million in cash and 328,343 units of limited partnership interests (“OP Units”) in the Company’s operating partnership. In addition, the Contribution Agreement includes potential earnout of up to an additional $11 million based on revenues generated during fiscal year 2028, with 75% payable in cash and 25% being payable in OP Units. The Company’s board of directors unanimously approved the transaction, which is expected to close in early October 2025, subject to customary closing conditions. A copy of a press release announcing the transaction accompanies this Current Report on Form 8-K as Exhibit 99.1.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated September 24, 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, INC.

Date:	September 24, 2025	By:	/s/ James R. Barry
James R. Barry Chief Financial Officer and Treasurer